EXHIBIT 10.10

                                              PAGES WHERE CONFIDENTIAL TREATMENT
                                                  HAS BEEN REQUESTED ARE STAMPED
                                              "CONFIDENTIAL TREATMENT REQUESTED.
                                                  THE REDACTED MATERIAL HAS BEEN
                                          SEPARATELY FILED WITH THE COMMISSION."
                                         THE APPROPRIATE SECTION HAS BEEN MARKED
                                             AT THE APPROPRIATE PLACE AND IN THE
                                                        MARGIN WITH A STAR (*)."

                                               CONFIDENTIAL TREATMENT REQUESTED.
                                                  THE REDACTED MATERIAL HAS BEEN
                                           SEPARATELY FILED WITH THE COMMISSION.

                           STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (the "Agreement") is made and entered into as of December 18, 1995, by and between Jack H. Castle, D.D.S. (the "Seller") and Castle Dental Centers, Inc., a Delaware corporation (the "Purchaser").

      1. INTRODUCTION. Seller is the sole shareholder of JHCDDS, Inc. (formerly Jack H. Castle, D.D.S., Inc.), a Texas professional corporation (the "Company"), owning 1,000 shares of common stock, no par value per share (the "Common Stock"), constituting all of the issued and outstanding shares of Common Stock of the Company. The Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller such 1,000 shares of Common Stock for the consideration and on the other terms and conditions contained in this Agreement.

      2. SALE AND PURCHASE. In reliance on the representations and warranties contained in this Agreement and on the terms and conditions contained herein, the Seller hereby sells, assigns and delivers to the Purchaser 1,000 shares of Common Stock of the Company. The Seller has delivered to the Purchaser certificates representing 1,000 shares of Common Stock of the Company in proper form for transfer, accompanied by a duly executed stock power executed by the Seller.

* 3. CONSIDERATION. As consideration for the Common Stock, the Purchaser has paid to the Seller the sum of $[REDACTED] by certified or cashier's check or by wire transfer of immediately available funds, the receipt and sufficiency of which is hereby acknowledged.

      4. REPRESENTATIONS AND WARRANTIES OF THE SELLER. Seller hereby represents and warrants to the Purchaser as follows:

            4.1. AUTHORITY. Seller has the full legal capacity to execute and deliver this Agreement and perform its obligations hereunder.

            4.2. OWNERSHIP OF STOCK. Immediately before executing and delivering this Agreement, the Seller was the sole record and beneficial owner of 1,000 shares of Common Stock, constituting all of the issued and outstanding shares of Common Stock of the Company, and owned such shares of Common Stock free and clear of all assessments, charges, claims, liens, options, pledges, security interests and other encumbrances whatsoever. By executing and performing the obligations of this Agreement, Seller has transferred to Purchaser good and valid title to the Common Stock, free and clear of all assessments, charges, claims, liens, options, pledges, security interests and other encumbrances whatsoever.

                                       1

            4.3. EXECUTION AND DELIVERY; ENFORCEABILITY. This Agreement as executed and delivered by the Seller constitutes the legal, valid and binding obligation of the Seller and is enforceable against the Seller in accordance with its terms.

            4.4. IMPEDIMENTS. Seller's execution and delivery of this Agreement and performance of its obligations hereunder will not cause a breach or violation of, or a default or event of default under, any provision of (1) any agreement, contract or arrangement, oral or written, to which Seller or the Company is a party or by which Seller or the Company or any shares of Common Stock are bound; (2) any law, rule or regulation of any governmental authority applicable to Seller or the Company; or (3) any decree, order, injunction or other decision of any court, arbitrator, governmental authority or administrative agency with jurisdiction over the Seller or the Company.

            4.5. AUTHORIZED CAPITAL. The authorized capital stock of the Company consists of 10,000 shares of Common Stock, of which 1,000 shares have been fully authorized and validly issued, are fully paid and nonassessable, and are outstanding and owned by Seller. There are no outstanding subscriptions, options, warrants, calls or other agreements, arrangements, commitments or right to purchase, convert into, or exchange or otherwise acquire any shares of Common Stock or other securities of the Company. The Company is a corporation duly organized, validly existing and in good standing as a professional corporation under the laws of the State of Texas.

            4.6. TAXES. The Company has filed with the proper taxing or other governmental authority all tax returns and reports and has paid all taxes required by law for all periods ended before the effective date of this Agreement. No claim is pending or threatened against the Company based on its failure to file any tax return or report or to pay any tax when due.

            4.7. FINANCIAL STATEMENTS. Seller has delivered to the Purchaser a financial statement of the Company for the most recent applicable period. The financial statement is complete for the period indicated, fairly presents the financial position and the results of operation of the Company and has been prepared in accordance with generally accepted accounting principles consistently applied.

            4.8. PROPERTIES. The Company has good and valid title to all of its assets, free and clear of all liens, pledges, security interests, charges, claims, restrictions and other encumbrances of any nature whatsoever.

            4.9. COMPLIANCE WITH THE LAW. The Company has complied in all material respects with all laws, ordinances, and governmental rules or regulations to which it or its business, operations, assets or properties is subject and has not failed to obtain, or to adhere to the requirements of, any license, permit or other governmental authorization necessary to the ownership

                                    -2-

of its assets and properties or to the conduct of its business, which noncompliance, violation or failure to obtain or adhere would have a material adverse effect on its business, operations, assets, properties, prospects or conditions (financial or otherwise).

            4.10. SURVIVAL. The representation and warranties of Seller hereunder (other than the representations and warranties contained in Sections
4.2 and 4.5) shall expire contemporaneously with the consummation of the transaction contemplated hereby, and shall not survive the closing of such transaction.

      5.    MISCELLANEOUS PROVISIONS.

            5.1. ENTIRE AGREEMENT. This Agreement constitutes the full understanding of the Seller and the Purchaser and a complete and exclusive statement of the terms and conditions of their agreement relating to the subject matter hereof and supersedes all prior negotiations, understandings and agreements, whether written or oral, between the Seller and the Purchaser with respect thereto.

            5.2. AMENDMENTS. No alteration, modification, amendment or change in this Agreement shall be effective or binding on any party unless the same is in writing and is executed by the Seller and the Purchaser.

            5.3. GOVERNING LAW. This Agreement shall be governed by, construed under, and enforced in accordance with the laws of the State of Texas without reference to the conflict-of-laws provisions thereof.

            5.4. MULTIPLE COUNTERPARTS. This Agreement may be executed by the parties hereto in multiple counterparts, each of which shall be deemed an original for all purposes, and all of which together shall constitute one and the same instrument.

      This Agreement is executed and delivered by the Seller and the Purchaser on the date first set forth above.

SELLER:

- --------------------
Jack H. Castle, D.D.S.

PURCHASER:

                                    -3-

Castle Dental Centers, Inc.

By:_________________
Jack H. Castle, Jr.
President
12/18/95--11:10 am

                                    -4-